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                                                                   EXHIBIT 10.98

                 PERFORMANCE ACCELERATED STOCK OPTION AGREEMENT

                                      UNDER
                     PINNACLE WEST CAPITAL CORPORATION 2002
                            LONG-TERM INCENTIVE PLAN

      THIS AWARD AGREEMENT is made and entered into as of _________ __, 20___ (the "Date of Grant"), by and between Pinnacle West Capital Corporation (the "Company"), and (Name) ("Employee").

                                   BACKGROUND

      A. The Board of Directors of the Company (the "Board of Directors") has adopted, and the Company's shareholders have approved, the Pinnacle West Capital Corporation 2002 Long-Term Incentive Plan (the "Plan"), pursuant to which options to purchase shares of the common stock of the Company may be granted to employees of the Company and its subsidiaries and to certain other individuals.

      B. The Company desires to grant to Employee the option to purchase certain shares of its stock under the terms of the Plan.

      C.    Pursuant to the Plan, the Company and Employee agree as follows:

                                    AGREEMENT

            1. GRANT OF OPTION. Pursuant to action of the Committee (as defined herein), which was taken on the Date of Grant, the Company grants to Employee the option (the "Option") to purchase all or any part of (Shares) shares of the Company's Common Stock. This Option is not intended as, nor will it be treated as, an "incentive stock option" under Section 422 of the Code.

            2. GRANT SUBJECT TO PLAN. This Option is granted under and is expressly subject to, all the terms and provisions of the Plan, which terms are incorporated herein by reference, and this Award Agreement. The Committee referred to in Section 4 of the Plan (the "Committee") has been appointed by the Board of Directors, and designated by it, as the Committee to make grants of options.

            3. PURCHASE PRICE. The price at which Employee will be entitled to purchase the Common Stock covered by the Option is $_________ per share.

            4. VESTING OF OPTION. The Option will vest and become exercisable as follows:

                  (a) On or after the first anniversary of the Date of Grant, or _________ ___, 20___, Employee may purchase up to one-third (1/3) of the total number of shares of Common Stock subject to this Option.

                  (b) On or after the second anniversary of the Date of Grant, or _________ ___, 20___, Employee may purchase up to an additional one-third (1/3) of the total number of shares of Common Stock subject to this Option; provided, however, that if the Company has achieved the "First Year Target" (as defined in Section 5(a) below), Employee may purchase the shares of Common Stock described in this Section 4(b) on or after the date which is eighteen months after the Date of Grant, or _________ ___, 20___.

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Performance Accelerated Stock Option

                  (c) On or after the third anniversary of the Date of Grant, or _________ ___, 20___, Employee may purchase up to an additional one-third (1/3) of the total number of shares of Common Stock subject to this Option; provided, however, that:

                        (i) If the Company has achieved the First Year Target OR the "Second Year Target" (as defined in Section 5(b) below), Employee may purchase the shares of Common Stock described in this Section 4(c) on or after the date which is thirty months after the Date of Grant, or _________ ___, 20___; and

                        (ii) If the Company has achieved the First Year Target AND the Second Year Target, Employee may purchase the shares of Common Stock described in this
                              Section 4(c) on or after the second anniversary of the Date of Grant, or _________ ___, 20___.

                  (d) Notwithstanding the foregoing, if Employee has entered into a KEESA with the Company, Employee may purchase 100% of the number of shares subject to this Option at any time during the three (3) month period beginning on Employee's Termination Date, as defined in the KEESA, in the event the Employee's termination is described in
                        Section 11 of the KEESA.

                  (e) If any Option vesting date is not a business day on which the New York Stock Exchange ("NYSE") is open, such vesting date will be deemed to be the next succeeding business day on which the NYSE is open. In no event will this Option be re-priced, or deemed to be re-priced, as a result of any acceleration of vesting periods, as described in this Section 4.

                  (f) Attachment A provides generic examples of the operation of a performance accelerated stock option.

            5.    TARGETS.

                  (a) FIRST YEAR TARGET. For purposes of this Award Agreement, the Company will have achieved the "First Year Target" if its "Earnings Per Share Growth" (as defined in
                        Section 5(c)) equals or exceeds the Earnings Per Share Growth of the S&P Electric Utilities Index for the fiscal year which includes the Date of Grant, or 20___.

                  (b) SECOND YEAR TARGET. For purposes of this Award Agreement, the Company will have achieved the "Second Year Target" if its Earnings Per Share Growth equals or exceeds the Earnings Per Share Growth of the S&P Electric Utilities Index for the fiscal year immediately following the fiscal year which includes the Date of Grant, or 20___.

                  (c)   EARNINGS PER SHARE GROWTH.

                        (i) "Earnings Per Share Growth" for a given fiscal year is the percentage increase, if any, of the Company's earnings per share from continuing operations, on a fully-diluted basis, as of the end of the relevant fiscal year, over the earnings per share from continuing operations, on a fully-diluted basis, as of the end of the immediately preceding fiscal year.

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                        (ii)  The "Earnings Per Share Growth of the S&P Electric
                              Utilities Index" for a given Fiscal Year is the percentage increase, if any, of the S&P Electric Utilities Index earnings per share, as of the end of the relevant fiscal year, over the earnings per share as of the end of the immediately preceding fiscal year. The Earnings Per Share Growth of the S&P Electric Utilities Index will be determined using the S&P Compustat system. The S&P Electric Utilities Index earnings per share is a weighted average number provided in the S&P Compustat system. If the S&P Compustat system is no longer in use, the Committee will replace it with the most comparable third party data system then in use. If the S&P Electric Utilities Index is discontinued, the S&P comparable replacement index for the sector will be used for computing Earnings Per Share Growth of the S&P Electric Utilities Index. If S&P no longer computes an index for the electric utility sector, the Committee shall select the most comparable index then in use for the sector comparison. In addition, if the sector comparison is no longer representative of the Company's industry or business, the Committee shall replace the index with the most representative index then in use.

                        (iii) All results will be verified by the Company's
                              independent auditors using generally accepted accounting principles, consistently applied.

            6. TERM OF OPTION. This Option will be in full force and effect for a period of ten (10) years from the Date of Grant, through and including the close of business of the Company on _________ ___, 20___; however, this Option will terminate earlier upon the occurrence of the events described in this
                  Section 6, with no continuation of vesting.

                  (a) TERMINATION-GENERAL. Any vested Option will terminate and be of no further force and effect ninety (90) days after the date that Employee is no longer actively employed by the Company or any of its subsidiaries (the "Termination Date") unless:

                        (i) The Termination Date results from Employee's Retirement, in which case this Option will terminate at the time described in Section 6(b) below;

                        (ii) The Termination Date results from Employee's Disability, in which case this Option will terminate at the time described in Section 6(c) below; or

                        (iii) The Termination Date results from Employee's
                              death, in which case this Option will terminate at the time described in Section 6(d) below.

                  (b) RETIREMENT OF EMPLOYEE. If the Termination Date results from Employee's "Retirement" (as hereinafter defined), any vested Option will terminate fifteen (15) months after the Termination Date. Any options that have not vested will expire upon Retirement. If Employee's Retirement occurs on or after Employee's 60th birthday, this Option will also become fully vested, to the extent not already fully vested.

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                  (c)   DISABILITY OF EMPLOYEE. If the Termination Date results
                        from Employee's "Disability" (as hereinafter defined), any vested Option will terminate fifteen (15) months after the Termination Date. If the Termination Date results from Employee's Disability, and Employee dies within one (1) year of the Termination Date, this Option may be exercised, to the extent that Employee was entitled to exercise it at the date of Employee's death, by a legatee or legatees of Employee under Employee's last will, or by Employee's personal representatives or distributees (or by a transferee under Section 9), at any time within a period of fifteen (15) months after Employee's date of death.

                  (d) DEATH OF EMPLOYEE. If the Termination Date results from Employee's death, any vested Option may be exercised, to the extent that Employee was entitled to exercise it at the date of Employee's death, by a legatee or legatees of Employee under Employee's last will, or by Employee's personal representatives or distributees (or by a transferee under Section 9), at any time within a period of fifteen (15) months after the Termination Date. If Employee dies within ninety (90) days of Employee's Termination Date, this Option may be exercised, to the extent that Employee was entitled to exercise it at the date of Employee's death, by a legatee or legatees of Employee under Employee's last will, or by Employee's personal representatives or distributees (or by a transferee under Section 9), at any time within a period of fifteen (15) months after Employee's date of death.

                  (e) Notwithstanding the foregoing, (i) except as otherwise provided in Section 6(b) above, this Option will cease vesting as of the Termination Date and (ii) in no event may this Option be exercised after the tenth (10th) anniversary of the Date of Grant.

            7.    OPTION EXERCISE.

                  (a) NOTICE TO COMPANY OF OPTION EXERCISE. Employee may exercise this Option, in whole or in part, by providing written notice to the Company, accompanied by payment of the Option purchase price, as set forth below.

                  (b) PAYMENT OF OPTION PURCHASE PRICE. The price at which shares of Common Stock may be purchased under this Option will be paid in full in cash at the time of exercise or, if permitted by the Committee, by means of tendering Common Stock or surrendering another Award (as defined in the Plan), or any combination thereof, on such terms and conditions as the Committee deems appropriate. In addition, Employee may effect a "cashless exercise" of this Option in which all or a portion of the shares subject to this Option are sold through a broker and a portion of the proceeds to cover the exercise price is paid to the Company.

            8. TAX WITHHOLDING. Employee must pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state, and local income and payroll tax withholding that in the opinion of the Company is required by law. Unless Employee satisfies any such tax withholding obligation by paying the amount in cash or by check, the Company will withhold shares of Common Stock having a Fair Market Value on the date of withholding sufficient to cover the withholding obligation.

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            9.    NON-TRANSFERABILITY. Neither this Option nor any rights under this Award Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance, except as herein authorized, will be void and of no effect. This Option may be exercised during Employee's lifetime only by Employee. Notwithstanding the foregoing, this Option may be transferred by gift or otherwise to a member of Employee's immediate family and/or trusts whose beneficiaries are members of Employee's immediate family, or to such other persons or entities as may be approved by the Committee.

            10. DEFINITIONS: COPY OF PLAN AND PLAN PROSPECTUS. For the purposes of this Award Agreement, the following terms shall have the following meanings:

                  (a) "Disability" shall mean a period of disability during which Employee qualifies for benefits under employer's long-term disability plan, or, if Employee does not participate in such a plan, a period of disability during which Employee would have qualified for benefits under such a plan, as determined by the Committee, had Employee been a participant in such a plan. The Committee may require such medical or other evidence, as it deems necessary to judge the nature of Employee's condition.

                  (b) "KEESA" means the Key Executive Employment and Severance Agreement, as the same may be amended from time to time.

                  (c) "Retirement" means a termination of employment under which Employee is immediately eligible to receive payments under the Company's qualified pension plan.

                        To the extent not specifically defined in this Award Agreement, all capitalized terms used in this Award Agreement will have the same meanings ascribed to them in the Plan. By signing this Award Agreement, Employee acknowledges receipt of a copy of the Plan and the related Plan Prospectus.

            11. CHOICE OF LAW. This Award Agreement will be governed by the laws of the State of Arizona, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to another jurisdiction.

      An authorized representative of the Company has signed this Award Agreement, and Employee has signed this Award Agreement to evidence Employee's acceptance of the Option on the terms specified in this Award Agreement, all as of the Date of Grant.

                                   PINNACLE WEST CAPITAL CORPORATION

                                   By: _________________________________________

                                   Its: Vice President and Treasurer

                                   _____________________________________________
                                   Employee

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                                  ATTACHMENT A

                                 GENERIC EXAMPLE
                     (PERFORMANCE ACCELERATED STOCK OPTION)

ASSUMPTION:

On _________ ___, 20___, Employee is granted an Option to purchase 750 shares of Common Stock. Unless accelerated, the option will vest in 1/3 increments over 3 separate 12-month periods:

      -     250 shares will vest on _________ ___, 20___;

      -     250 shares will vest on _________ ___, 20___; and

      -     250 shares will vest on _________ ___, 20___.

SCENARIO #1:

      - The Company's Earnings Per Share Growth for fiscal year 20___ is greater than the Earnings Per Share Growth of the S&P Electric Utilities Index for fiscal year 20___. (The First Year Target is met.)

      - The Company's Earnings Per Share Growth for fiscal year 20___ is greater than the Earnings Per Share Growth of the S&P Electric Utilities Index for fiscal year 20___. (The Second Year Target is met.)

      Vesting of Options under Scenario # 1:

      -     1/3 of the Option (250 shares) vests on _________ ___, 20___.

      - Based on the achievement of the First Year Target, the remaining Options vest on _________ ___, 20___ and _________ ___, 20___ (the achievement of the First Year Target accelerates the standard vesting period by 6 months).

      - Based on the achievement of the Second Year Target, the remaining Options vest on _________ ___, 20___ (the achievement of the Second Year Target accelerates the vesting period by another 6 months).

SCENARIO #2:

      - The Company's Earnings Per Share Growth for fiscal year 20___ is greater than the Earnings Per Share Growth of the S&P Electric Utilities Index for fiscal year 20___. (The First Year Target is met.)

      - The Company's Earnings Per Share Growth for Fiscal Year 20___ is less than the Earnings Per Share Growth of the S&P Electric Utilities Index for fiscal year 20___. (The Second Year Target is not met.)

      Vesting of Options Under Scenario #2:

      -     1/3 of the Option (250 shares) vests on _________ ___, 20___.

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      -     Based on the achievement of the First Year Target, the remaining
            Options vest on _________ ___, 20___ and _________ ___, 20___ (the achievement of the First Year Target accelerates the standard vesting period by 6 months.)

      - Based on the failure to achieve the Second Year Target, the remaining Options vest on _________ ___, 20___ (the failure to achieve the Second Year Target results in the remaining standard vesting period for the final 250 shares.)

SCENARIO #3:

      - The Company's Earnings Per Share Growth for fiscal year 20___ is less than the Earnings Per Share Growth of the S&P Electric Utilities Index for fiscal year 20___. (The First Year Target is not met.)

      - The Company's Earnings Per Share Growth for fiscal year 20___ is greater than the Earnings Per Share Growth of the S&P Electric Utilities Index for fiscal year 20___. (The Second Year Target is met.)

      Vesting of Options Under Scenario #3:

      -     1/3 of the Option (250 shares) vests on _________ ___, 20___.

      - Based on the failure to achieve the First Year Target, the remaining Options vests on _________ ___, 20___ and _________ ___, 20___ (the failure to achieve the First Year Target results in a standard vesting period).

      - Based on the achievement of the Second Year Target, the remaining Options (the final 250 shares) vest on _________ ___, 20___ (the achievement of the Second Year Target accelerates the standard vesting period and _________ ___, 20___ vesting date by 6 months).

W:/Performance Accelerated Stock Option